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                   SECURITIES AND EXCHANGE COMMISSION

                        Washington, D.C.  20549

                               FORM 8-K

                            CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d)
                 OF THE SECURITIES EXCHANGE ACT OF 1934



                            March 19, 1999
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                   (Date of earliest event reported)


                    Fidelity Financial of Ohio, Inc.
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          (Exact name of registrant as specified in its charter)


      Ohio                         0-27868                   31-1455721
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(State or other jurisdiction     (Commission File Number)   IRS Employer
of incorporation)                                          Identification No.)



5535 Glenway Avenue, Cincinnati, Ohio                             45238
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(Address of principal executive offices)                          (Zip Code)


                                (513) 922-5959
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             (Registrant's telephone number, including area code)


4555 Montgomery Road, Cincinnati, Ohio                            45212
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(Former name, former address and former fiscal year, if changed since last report)

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Item 2. Acquisition or Disposition of Assets
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    (a) On March 19, 1999, following receipt of all required regulatory and stockholder approvals, Fidelity Financial of Ohio, Inc. ("Fidelity") completed the merger of equals with Glenway Financial Corporation ("Glenway") pursuant to an Agreement of Merger, dated as of September 28, 1998, among Fidelity, Fidelity Acquisition Corporation ("Merger Corporation"), a wholly owned subsidiary of Fidelity, and Glenway. The merger of equals was effected by means of the merger of Glenway into Merger Corporation (the "Merger"). As a result of the Merger, each shareholder of Glenway will receive 1.50 shares of Fidelity common stock in exchange for each share of Glenway common stock and cash in lieu of fractional shares.

    In addition, pursuant to the terms of an Agreement of Merger, dated as of September 28, 1998, between Fidelity Federal Savings Bank, a federally chartered savings bank and a wholly owned subsidiary of Merger Corporation ("Fidelity Bank"), and Centennial Savings Bank, an Ohio-chartered savings bank and a wholly owned subsidiary of Glenway ("Centennial Bank"), upon consummation of the Merger, Fidelity Bank merged with and into Centennial Bank.

    (b) The physical property acquired in connection with the merger of equals of Glenway was used by Glenway in the conduct of its business as a thrift holding company. Fidelity intends to continue such use.

    For additional information, reference is made to Item 7 below:

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits
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    (a) The following consolidated financial statements of Glenway are incorporated by reference to the Report on Form 10-KSB for the year ended June 30, 1998 filed by Glenway with the Securities and Exchange Commission ("Commission") on September 28, 1998, as amended on February 16, 1999 and March 1, 1999:

        Report of Independent Certified Public Accountants

        Consolidated Statements of Financial Condition - June 30, 1998 and
        1997

        Consolidated Statements of Earnings - Years ended June 30, 1998, 1997, and 1996

        Consolidated Statements of Stockholders' Equity - Years ended June 30, 1998, 1997 and 1996

        Consolidated Statements of Cash Flows - Years ended June 30, 1998, 1997 and 1996

        Notes to Consolidated Financial Statements
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    In addition, the following unaudited consolidated financial statements of
Glenway are incorporated by reference to the Report on Form 10-QSB for the quarter ended December 31, 1998 filed by Glenway with the Commission on February 16, 1999:

        Consolidated Statements of Financial Condition - December 31, 1998 and June 30, 1998

        Consolidated Statements of Earnings - Six and three months ended December 31, 1998 and 1997

        Consolidated Statements of Comprehensive Income - Six and three months ended December 31, 1998 and 1997

        Consolidated Statements of Cash Flows - Six months ended December 31, 1998 and 1997

        Notes to Consolidated Financial Statements

    (b) Pro forma information was previously filed by Fidelity on December 18, 1998 in its Registration Statement on Form S-4 (File No. 333-69293) under "Pro Forma Combined Consolidated Financial Information" contained in the Prospectus/Joint Proxy Statement.

    (c) The following exhibit is filed with this Report:

        Exhibit 99.1 Press Release, dated March 19, 1999
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                            SIGNATURES


    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                 FIDELITY FINANCIAL OF OHIO, INC.



                                 By: /s/ John R. Reusing
                                    ---------------------------------
                                 Name:  John R. Reusing
                                 Title: Chairman of the Board


Date: March 23, 1999
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